U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):     September 14, 1999


                            Metro Global Media, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                          0-21634                    65-0025871
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(State or other jurisdiction      (Commission            (IRS Employer
 of incorporation)                 File Number)           Identification No.)

     1060 Park Avenue, Cranston, Rhode Island                     02910
     ---------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)


                                 (401) 942-7876
                                 --------------
              (Registrant's telephone number, including area code)

     ----------------------------------------------------------------------
          (Former name of former address, if changed since last report)

Item 5      Other Events

          On September 14, 1999, Metro Global Media, Inc. filed the press release attached as an exhibit to this Form 8-K. Upon release of the attached press release, the NASDAQ Stock Market halted the trading of Metro Global Media, Inc.'s common stock.


Item 7      Financial Statements and Exhibits

      (c) Exhibit 99.1 - Press Release dated September 14, 1999.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          METRO GLOBAL MEDIA, INC.


                                          By: /s/ Janet Hoey
                                          ------------------
                                                  Janet Hoey,
                                                  Treasurer

September 15, 1999